This is filed  pursuant to Rule 497(e).
File Nos. 33-34001 and 811-06068.

                                     ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.
                                           Government STIF Portfolio

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c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                   August 31, 2007 (as revised March 6, 2008)
--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus, dated August 31, 2007 (as revised February 11, 2008), of AllianceBernstein Fixed-Income Shares, Inc. (the "Fund") that offers the shares of the Government STIF Portfolio (the "Portfolio") of the Fund (the "Prospectus"). Financial Statements for the Fund for the period ended April 30, 2007 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

Description of the Fund.....................................................
Investment Objective and Policies...........................................
Investment Restrictions.....................................................
Management of the Portfolio.................................................
Expenses of the Fund........................................................
Purchase and Redemption of Shares...........................................
Daily Dividends-Determination of Net Asset Value............................
Taxes.......................................................................
Portfolio Transactions......................................................
General Information.........................................................
Financial Statements and Report of Independent Registered Public
  Accounting Firm...........................................................
Appendix A - Commercial Paper and Bond Ratings..............................A-1


----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

     AllianceBernstein Fixed-Income Shares, Inc. (the "Fund") is an open-end investment company. The Government STIF Portfolio (the "Portfolio") is described by the Prospectus that is supplemented by this SAI. The Fund changed its name from Alliance Institutional Reserves, Inc. to AllianceBernstein Institutional Reserves, Inc. effective August 27, 2003, and from AllianceBernstein Institutional Reserves, Inc. to AllianceBernstein Fixed-Income Shares, Inc. effective February 24, 2006.

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                        INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Government STIF Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Portfolio's investment portfolio will not exceed 90 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7. The Government STIF Portfolio invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. As is true with all investment companies, there can be no assurance that the Portfolio's objective will be achieved.

                                     General
                                     -------

     The Portfolio will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. Dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolio's adviser, AllianceBernstein L.P. (the "Adviser"), to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolio invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Government STIF Portfolio, as applicable, may not invest more than five percent of its assets in the securities of any one issuer other than the U.S. Government, its agencies and instrumentalities.

                               Portfolio Policies
                               ------------------

     Except as otherwise provided, the investment objective and policies of the Portfolio are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment objective without 60 days' prior written notice to shareholders.

Government STIF Portfolio
-------------------------

     The Government STIF Portfolio normally invests substantially all of its assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

     The Government STIF Portfolio's investments may include the following:

     1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others, such as securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association, are supported only by the credit of the agency or instrumentality.

     2. Floating and Variable Rate Obligations. The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

                         Additional Investment Policies
                         ------------------------------

     The following investment policies supplement those set forth above for the Portfolio.

Repurchase Agreements
---------------------

     A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is not greater than 397 days as currently required by Rule 2a-7. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities. The Portfolio may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

Reverse Repurchase Agreements
-----------------------------

     The Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements.

When-Issued Securities
----------------------

     The Portfolio is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but the Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

Illiquid Securities
-------------------

     The Portfolio will limit its investments in illiquid securities to no more than 10% of its net assets, or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended ("Securities Act"). Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Lending of Portfolio Securities
-------------------------------

     The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

     Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission (the "Commission"), such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

     The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

     The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Investments in Other Investment Companies
-----------------------------------------

     The Portfolio may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

General
-------

     While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invest in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that changes in interest rates would change the value of your investment.

------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

     Unless otherwise specified to the contrary, the following restrictions may not be changed with respect to the Portfolio without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

     As a matter of fundamental policy, the Portfolio may not:

     1. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

     2. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

     3. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; (c) the use of repurchase agreements; or (d) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

     4. purchase or sell real estate except that they may dispose of real estate acquired as a result of the ownership or securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

     5. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts; or

     6. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     As a matter of fundamental policy, the Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:
     o Cash or cash items;
     o Government securities;
     o Securities of other investment companies; and
     o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.(1)

----------
(1) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.

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                           MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

The Adviser
-----------

     The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York, 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (See "Management of the Portfolio" in the Prospectus).

     The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2007, totaling approximately $792.9 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2007, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of June 30, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.6% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.2% in the Adviser. As of June 30, 2007, SCB Partners, Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

Advisory Agreement
------------------

     The Adviser serves as investment manager and adviser to the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund's Board of Directors. The Advisory Agreement provides that the Adviser or an affiliate will furnish the Fund with office facilities.

     Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment. The Adviser controls the word "AllianceBernstein" in the name of the Fund, and if the Adviser should cease to be the investment manager to the Fund and the Fund may be required to change its name to delete the word "AllianceBernstein".

     Pursuant to the Advisory Agreement, the Adviser receives no compensation in connection with the management of the Portfolio; consequently, the Fund did not pay management fees for the Portfolio during the Fund's fiscal period ended April 30, 2007.

Information Regarding the Review and Approval of the Portfolio's Advisory
-------------------------------------------------------------------------
Agreement
---------

     The Board of Directors, including the disinterested Directors of the Fund, unanimously approved the initial Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at meetings held on May 2 and May 3, 2006.

     In preparation for the meeting, the Directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The Directors also reviewed the Fund's draft prospectus. The Directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General with respect to advisory contract approvals after January 1, 2005) wherein the Senior Officer concluded that the contractual fees (zero) were reasonable. In addition, the Directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals.

     The Directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

     Prior to voting, the Directors reviewed the proposed Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals. The Directors also discussed the proposed approvals in a private session at which only the Directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to approval of the Advisory Agreement in respect of the Portfolio, the Directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of other money market funds advised by the Adviser to other investment companies with similar investment objectives;

     2. the nature, extent and quality of investment, compliance, administrative and other services to be rendered by the Adviser;

     3. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     4. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     5. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

     6. fall-out benefits that the Adviser and its affiliates expect to receive from their relationships with the Portfolio;

     7. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

     8. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Portfolio's Advisory Agreement;

     9. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     10.  the terms of the Advisory Agreement.

     The Directors considered the investment strategy and process of the Portfolio as disclosed in the draft prospectus, and the investment professionals that would be responsible for implementing such strategy. Since the Portfolio had not yet commenced operations, the Directors were not in a position to consider the Portfolio's historical performance or the quality of services previously provided pursuant to the Advisory Agreement. Instead they considered the Adviser's expertise as a manager of mutual funds, including its performance record advising money market funds with portfolios of securities similar to (or including securities similar to) those proposed for the Portfolio and the quality of its services generally, which they were familiar with in their capacity as directors or trustees of other funds advised by the Adviser.

     In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and the Directors attributed different weights to the various factors. The Directors evaluated all information available to them on the Portfolio, and their determinations were made separately in respect of the Portfolio.

     The Directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement for the Portfolio, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment.

     The material factors and conclusions that formed the basis for the Directors' reaching their determinations to approve the initial Advisory Agreement (including their determinations that the Adviser should be the investment adviser for the Portfolio) were separately discussed by the Directors.

     Nature, extent and quality of services to be provided by the Adviser

     The Directors noted that, under the Advisory Agreement in respect of the Portfolio, the Adviser, subject to the oversight of the Directors, would administer the Portfolio's business and other affairs. For the Portfolio, the Adviser would manage the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement in respect of the Portfolio, the Adviser would provide the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Portfolio) and executive and other personnel as will be necessary for Portfolio operations. The Adviser would pay all of the compensation of Directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

     The Directors noted that the Advisory Agreement differed from the advisory agreements for most of the AllianceBernstein Funds in that it does not provide for the payment to the Adviser of any fee for its services other than that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services that are not related to the provision of advisory services, provided to the Portfolio at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the Directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement (zero).

     The Directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement and noted that the scope of services to be provided reflected recent regulatory and other developments. The Directors noted that, for example, the Adviser would be responsible for maintaining and monitoring its own and the Fund's compliance programs, and that all compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Directors considered the quality of the in-house investment research capabilities of the Adviser as well as other resources available to the Adviser as a result of securities transactions effected by certain of its investment advisory clients and to be effected by the Portfolio. The Directors concluded that the investment, regulatory compliance and administrative resources to be devoted by the Adviser to the Portfolio appeared appropriate to provide high quality investment advice and other services to the Portfolio under the Advisory Agreement. The Directors also considered the business reputation of the Adviser and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Directors noted that the standard of care applicable to the Adviser under the Advisory Agreement was comparable to that found in many mutual fund investment advisory agreements.

     In considering the quality of the services to be provided by the Adviser to the Portfolio, the Directors also considered the record of the Adviser with respect to regulatory compliance, including the code of ethics of the Adviser (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of the Adviser in these matters. The Directors also considered oversight by the Adviser of the non-advisory services to be provided to the Portfolio by persons other than the Adviser by reference to, among other things, the reputation of the Portfolio's other service providers and their knowledge of certain of such providers from serving as directors and directors of other funds advised by the Adviser.

     Based on their review, the directors concluded that the Adviser was qualified to provide services to the Portfolio pursuant to the Advisory Agreement that were satisfactory in scope and quality.

     Costs of Services to be Provided and Profitability to the Adviser

     The Directors did not consider historical information about the profitability of the Portfolio to the Adviser since the Portfolio had not yet commenced operations. However, the Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Advisory Agreement. Since the Adviser would not receive an advisory fee from the Portfolio pursuant to the Advisory Agreement, the Directors and the Adviser recognized that the profitability information to be provided would differ from what they have historically received in respect of other AllianceBernstein Funds. They also considered the costs to be borne by the Adviser in providing services to the Portfolio.

     Fall-Out Benefits

     The Directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its various investment advisory clients on an agency basis. They noted that since the Portfolio will not engage in brokerage transactions, the Adviser will not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

     The Directors noted that the Adviser's affiliated transfer agent would receive compensation for providing services to the Portfolio.

     The Directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. As discussed in more detail below, the Directors also noted that the Adviser will be compensated by the institutional clients advised by it that become shareholders of the Portfolio (the "Investing Clients") for providing advisory services to them. The Directors understood that the Adviser also might derive reputational and other benefits from serving as investment adviser to the Portfolio.

     Investment Results

     Since the Portfolio had not commenced operations, no performance or other historical information for the Portfolio was available. As indicated below, the Directors considered the performance of AllianceBernstein Funds currently or previously advised by the Adviser that have an investment style similar to those of the Portfolio.

     Advisory Fees and Other Expenses

     The Directors considered the advisory fee rate to be paid by the Portfolio to the Adviser (zero) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors noted that because the Portfolio is a money market fund to be used for the short-term investment of cash portions of accounts of the Investing Clients, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee will be payable by the Portfolio except that the Advisory Agreement includes the reimbursement provision for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates that is included in the Adviser's advisory agreements with most of the AllianceBernstein Funds. However, the Directors noted that the Adviser will be indirectly compensated for its services to the Portfolio by the Investing Clients. The Investing Clients pay the Adviser advisory fees pursuant to their advisory agreements with the Adviser. The Directors noted that although the fees paid by the Investing Clients to the Adviser vary, the portion of such fees deemed by the Adviser to be attributable to cash management services (the "implied fee") is the same for each Investing Client.

     In considering the implied fee to be paid to the Adviser by the Investing Clients in respect of the Portfolio, the Directors took into account the complexity of investment management for the Portfolio relative to other types of funds. The Directors evaluated the process of investing in the Portfolio as compared to investments in other types of securities. The Directors concluded that the implied fee payable by each Investing Client would not have been unreasonable if payable by the Portfolio.

     The Directors concluded that the implied fee expected to be paid to the Adviser by the Investing Clients was fair and reasonable, given the scope and quality of the services rendered by the Adviser, and the special fee structure of funds designed for use as underlying funds in "funds of funds". The Directors noted that the fees to be paid by the Investing Clients had been, and that any fee arrangements of the Investing Clients would be, negotiated on an arm's-length basis.

     The Directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, the Directors reviewed the Adviser's Form ADV that disclosed the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. The Directors noted that application of the institutional fee schedule for clients with a comparable investment style to the Portfolio at an assumed initial asset level of the Portfolio would result in a fee rate that would be materially higher than both the rate in the Portfolio's Advisory Agreement (zero) and the implied fee. The Directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The Directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises a registered money market investment company that invests in municipal securities for a fee of 0.125% on the first $100 million of average daily net assets, 0.10% on the next $150 million, and 0.05% over $250 million.

     The Adviser reviewed with the Directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to mutual funds. For example, the advisory agreements for mutual funds, including the Portfolio, require the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to mutual funds by non-affiliated service providers and is responsible for the compensation of the mutual funds' Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. The Adviser also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Since the Advisory Agreement does not provide for any advisory fee to be paid by the Portfolio, and since the Portfolio's expense ratios is expected to be ten basis points, the Directors found these fee comparisons to be of limited relevance.

     The following factors specific to investment performance of individual AllianceBernstein Funds and the anticipated non-management and total expenses of the Portfolio also were noted and considered by the Directors in deciding to approve the initial Advisory Agreement:

     Government STIF Portfolio

     Investment Performance of AllianceBernstein Funds. The Directors noted that there was no existing AllianceBernstein Fund with the same investment style as the Government STIF Portfolio, although its style was employed by a portfolio of another AllianceBernstein Fund previously advised by the Adviser. The Directors noted that they were familiar with the Adviser's capabilities in managing money market funds. Based on such familiarity the Directors concluded they were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Government STIF Portfolio.

     Anticipated Non-Management and Total Expenses. The information reviewed by the Directors showed that based on an assumed initial asset level, the Portfolio's anticipated non-management fee expense ratio was significantly higher than the medians for a group of 14 funds in its Lipper Category selected by Lipper (the "Expense Group") and a much larger universe of funds in its Lipper category selected by Lipper (the "Expense Universe"), and that the Portfolio's anticipated total expense ratio was significantly lower than the Expense Group and Expense Universe medians. The Directors concluded that the anticipated expense ratios were acceptable.

     Economies of Scale

     Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund, the Directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale.

     The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

     Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Income Fund, Inc., ACM Managed Dollar Fund, Inc., ACM Managed Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS IN
NAME, ADDRESS*,                    PRINCIPAL OCCUPATION(S)                  FUND COMPLEX
AGE                                DURING PAST                              OVERSEEN BY       OTHER DIRECTORSHIPS
(YEAR ELECTED**)                   5 YEARS                                  DIRECTOR          HELD BY DIRECTOR
----------------                   -----------------------                  -------------     -----------

INTERESTED DIRECTOR
-------------------

Marc O. Mayer,***                  Executive Vice President of the            109             SCB Partners Inc. and
1345 Avenue of the Americas,       Adviser since 2001, and Executive                          SCB Inc.
New York, NY 10105                 Managing Director of
49                                 AllianceBernstein Investments,
                                   Inc. ("ABI") since 2003; prior
(2006)                             thereto, he was head of
                                   AllianceBernstein Institutional
                                   Investments, a unit of the Adviser
                                   from 2001-2003.  Prior thereto,
                                   Chief Executive Officer of Sanford
                                   C. Bernstein & Co., LLC
                                   (institutional research and
                                   brokerage arm of Bernstein & Co.
                                   LLC) ("SCB & Co.") and its
                                   predecessor since prior to 2002.

DISINTERESTED DIRECTORS
-----------------------

Chairman of the Board
William H. Foulk, Jr., +, #        Investment Adviser and an                  111             None
74                                 Independent Consultant.  He was
(1990)****                         formerly Senior Manager of Barrett
                                   Associates, Inc., a registered
                                   investment adviser, with which he
                                   had been associated since prior to
                                   2002. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York and,
                                   prior thereto, Chief Investment Officer
                                   of the New York Bank for Savings.


David H. Dievler, +, #             Independent Consultant. Until              110             None
77                                 December 1994, Senior Vice
(1993)****                         President of AB Corp. (formerly,
                                   Alliance Capital Management
                                   Corporation) responsible for
                                   mutual fund administration.  Prior
                                   to joining AB Corp. in 1984, he
                                   was Chief Financial Officer of
                                   Eberstadt Asset Management since
                                   1968.  Prior to that, he was a
                                   Senior Manager at Price Waterhouse
                                   & Co.  Member of American
                                   Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of         109             None
65                                 Save Venice, Inc. (preservation
(1993)****                         organization) from June 2001-June
                                   2002; Senior Advisor from June
                                   1999 - June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December 1989 -
                                   May 1999. Previously, Director of
                                   the National Academy of Design
                                   during 1988-1992, Director and
                                   Chairman of the Audit Committee of
                                   AB Corp.

Michael J. Downey, #               Consultant since January 2004.             109             Asia Pacific Fund, Inc.
63                                 Formerly, managing partner of                              and The Merger Fund
(2006)                             Lexington Capital, LLC (investment
                                   advisory firm) from December 1997 until
                                   December 2003. Prior thereto, Chairman
                                   and CEO of Prudential Mutual Fund
                                   Management from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX               109             Intel Corporation
71                                 Technology (semi-conductors) and                           (semi-conductors) and
(2006)                             of SRC Computers Inc., with which                          Cirrus Logic Corporation
                                   he has been associated since prior                         (semi-conductors)
                                   to 2002.  He is also President of
                                   the Arbor Company (private family
                                   investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director          109             None
59                                 of the International Monetary Fund
(2006)                             (December 2002 - May 2006);
                                   Partner, Clifford Chance (1992 -
                                   2002); Sector Counsel,
                                   International Banking and Finance,
                                   and Associate General Counsel,
                                   Citicorp (1985 - 1992); Assistant
                                   General Counsel (International),
                                   Federal Reserve Board of Governors
                                   (1982 - 1985); and Attorney
                                   Advisor, U.S. Department of the
                                   Treasury (1973 - 1982).  Member of
                                   the Bar of the District of
                                   Columbia and New York; and member
                                   of the Council on Foreign
                                   Relations.

Marshall C. Turner, Jr., #         Consultant.  Formerly, President           109             Xilinx, Inc.
65                                 and CEO, Toppan Photomasks, Inc.,                          (semi-conductors) and
(2006)                             (semi-conductor manufacturing                              MEMC Electronic
                                   services), 2005-2006, and Chairman                         Materials, Inc.
                                   and CEO from 2003 until 2005, when                         (semi-conductor
                                   the company was acquired and                               substrates)
                                   renamed from Dupont Photomasks,
                                   Inc. Principal, Turner Venture
                                   Associates (venture capital and
                                   consulting) 1993-2003.

Earl D. Weiner, #                  Of Counsel, and Partner from 1976          109         None
68                                 - 2006, of the law firm Sullivan &
(2007)                             Cromwell LLP, specializing in
                                   investment management, corporate,
                                   and securities law; member of ABA
                                   Federal Regulation of Securities
                                   Committee Task Force on Fund
                                   Director's Guidebook.

--------------------------------------------------------------------------------
*        The address for the Portfolio's disinterested Directors is
         c/o AllianceBernstein L.P., Attn:  Philip Kirstein,
         1345 Avenue of the Americas, New York, NY 10105.
**       There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person," as defined in the Act, due to his position as Executive Vice President of AB Corp.
**** Director of the Fund since date indicated. The Fund's Portfolio was not created until December 2006.
+        Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


     The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

     The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met one time during the Fund's most recently completed fiscal period.

     The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Fund's most recently completed fiscal period.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of the Portfolio's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause
(vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolio under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal period.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal period.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                        AGGREGATE DOLLAR
                             DOLLAR RANGE               RANGE OF EQUITY
                             OF EQUITY                  SECURITIES IN THE
                             SECURITIES IN              ALLIANCEBERNSTEIN
                             THE FUND AS OF             FUND COMPLEX AS OF
                             DECEMBER 31, 2006+         DECEMBER 31, 2006
                             ------------------         -----------------

Marc O. Mayer                     None                  Over $100,000
David H. Dievler                  None                  Over $100,000
John H. Dobkin                    None                  Over $100,000
Michael J. Downey                 None                  Over $100,000
William H. Foulk, Jr.             None                  Over $100,000
D. James Guzy                     None                  $50,001-$100,000
Nancy P. Jacklin                  None                  $50,001-$100,000*
Marshall C. Turner, Jr.           None                  Over $100,000
Earl D. Weiner                    None                  None**

----------
+ The Government STIF Portfolio of the Fund is offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser.

* Ms. Jacklin became a Director in June 2006. As of August 1, 2007, the aggregate dollar range of securities owned by Ms. Jacklin in all of the AllianceBernstein registered investment companies was over $100,000.

** Mr. Weiner became a Director on January 1, 2007. As of August 1, 2007, the aggregate dollar range of securities owned by Mr. Weiner in all of the AllianceBernstein registered investment companies was over $100,000.


Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*          POSITION(S) HELD     PRINCIPAL OCCUPATION
AND AGE                 WITH FUND            DURING PAST 5 YEARS
-------------           ----------------     -------------------


Marc O. Mayer,          President            See biography above.**
49

Philip L. Kirstein,     Senior Vice          Senior Vice President and
62                      President and        Independent Compliance Officer of
                        Independent          the AllianceBernstein Funds,**
                        Compliance           with which he has been associated
                        Officer              since October 2004.  Prior
                                             thereto, he was Of Counsel to
                                             Kirkpatrick & Lockhart, LLP from
                                             October 2003 to October 2004, and
                                             General Counsel of Merrill Lynch
                                             Investment Managers, L.P. since
                                             prior to 2002 until March 2003.


Raymond J. Papera,      Senior Vice          Senior Vice President of the
51                      President            Adviser,** with which he has been
                                             associated since prior to 2002.


Emilie D. Wrapp,        Secretary            Senior Vice President, Assistant
51                                           General Counsel and Assistant
                                             Secretary of ABI,** with which she
                                             has been associated since prior to
                                             2002.


Joseph J. Mantineo,     Treasurer and        Senior Vice President of ABIS, **
48                      Chief Financial      with which he has been associated
                        Officer              since prior to 2002.

Thomas R. Manley,       Controller           Vice President of the Adviser,**
56                                           with which he has been associated
                                             since prior to 2002.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal period ended April 30, 2007, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                                                         Total
                                                                                    Total                Number of
                                                                                    Number of            Investment
                                                                                    Registered           Portfolios
                                                                                    Investment           within the
                                                                                    Companies            AllianceBernstein
                                                                                    within the           Fund Complex,
                                                                                    AllianceBernstein    Including the
                                                                                    Fund Complex,        Fund,
                                                          Total Compensation        Including the Fund,  as to
                                                          from the                  as to                which the
                                     Aggregate            AllianceBernstein         which the Director   Director is a
                                     Compensation from    Fund Complex,             is a Director or     Director or
Name of Director                     the Fund             Including the Fund        Trustee              Trustee
---------------                      ----------------     -----------------         ------------------   -------------------
Marc O. Mayer                                 $0                     $0                   38                 109
David H. Dievler                          $1,111               $225,125                   39                 110
John H. Dobkin                            $1,194               $234,625                   38                 109
Michael J. Downey                         $1,093               $215,125                   38                 109
William H. Foulk, Jr.                     $1,995               $434,625                   40                 111
D. James Guzy                             $1,093               $215,125                   38                 109
Nancy P. Jacklin                          $1,093               $112,625                   38                 109
Marshall C. Turner, Jr.                   $1,093               $214,625                   38                 109
Earl D. Weiner*                           $1,100                     $0                   38                 109

--------------
*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.

     As of August 3, 2007, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

     To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

     The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(2)

----------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

--------------------------------------------------------------------------------
                              EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Agreement
----------------------

     The Fund has entered into a Distribution Agreement (the "Agreement") with AllianceBernstein Investments, Inc. the Fund's principal underwriter ("ABI"), which has its principal offices at 1345 Avenue of the Americas, New York, New York, 10105. The Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.

     In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to revenues and expenses of ABI will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration the distribution expenses (if any) incurred with respect to the Portfolio.

     The Agreement became effective on May 3, 2006, for an initial two-year period with respect to shares in the Portfolio. The Agreement remains in effect from year to year with respect to shares of the Portfolio, provided, however, that such continuance with respect to the Portfolio is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the Act, of any such party (other than as directors of the Fund).

     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear on behalf of the Portfolio pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Portfolio affected. The Agreement may be terminated (a) by the Fund, on behalf of the Portfolio, without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice. The Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.

     ABI does not receive fees in connection with the distribution of the Portfolio; consequently, the Fund did not pay distribution fees for the Portfolio during the Fund's fiscal period ended April 30, 2007.

Transfer Agency Agreement
-------------------------

     ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Fund's Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, receives a minimum transfer agency fee per month for shares of the Fund, plus reimbursement for out-of-pocket expenses. ABIS registers the transfer, issuance, and redemption of shares of the Fund and disburses dividends and other distributions to Fund shareholders. For the fiscal period ended April 30, 2007, the Government STIF Portfolio paid ABIS $127 pursuant to the Transfer Agency Agreement.


--------------------------------------------------------------------------------
                        PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     Shares of the Portfolio are offered exclusively to certain institutional clients of the Adviser, including the mutual funds managed by the Adviser ("AllianceBernstein mutual funds"). Institutional clients may purchase shares of the Portfolio provided they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.

     There is no subsequent minimum investment required to maintain your account. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares in response to conditions in the securities markets or for other reasons.

     In order to open your account, the Fund is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     An order for the purchase of shares of the Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:00 p.m., (Eastern time) and Federal Funds or bank wire monies are received by 4:00 p.m., (Eastern time) on such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States Dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

     A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

--------------------------------------------------------------------------------
               DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

     All net income of the Portfolio is determined at 4:00 p.m., (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed.

     The Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Portfolio is expected to remain constant at $1.00 since all net income of the Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of the Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 4:00 p.m., (Eastern time). The net asset value per share of the Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

     The Government STIF Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, the Portfolio should thereby avoid all Federal income and excise taxes. If the Portfolio did not maintain its qualification as a regulated investment company, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would also be taxable income to the extent of the Portfolio's earnings and gains.

     As discussed above, the Adviser does not receive a fee from the Portfolio for providing investment advisory services. The Fund has received an opinion from Seward & Kissel LLP, based on certain assumptions and representations, that this fee arrangement should not prevent the dividends paid by the Portfolio from qualifying for the dividends-paid deduction under section 561 of the Code. Investors should be aware that there is no assurance that the Internal Revenue Service will concur with this position and an opinion of counsel is not binding on the Internal Revenue Service. If the Internal Revenue Service successfully challenged this position, then the dividends paid by the Portfolio could be considered "preferential dividends" within the meaning of section 562(c) of the Code , and this would likely result in the Portfolio not qualifying as a regulated investment company with the consequences described above.

     Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a minimum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

     Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal period ended April 30, 2007, the Portfolio incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

     The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

     The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


Capitalization
--------------

     The Portfolio is a series of AllianceBernstein Fixed-Income Shares, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law.

     The authorized capital stock of the Fund currently consists of 32,500,000,000 shares of Prime STIF Portfolio and 32,500,000,000 shares of Government STIF Portfolio. Shares of the Prime STIF Portfolio are not currently offered. All shares of the Government STIF Portfolio participate equally in dividends and distributions from the Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shareholders have available certain procedures for the removal of Directors. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares would be governed by the 1940 Act and Maryland law.

     As of the close of business on August 3, 2007, there were 2,298,085,862 shares of common stock of the Fund outstanding, including 1,209,715,768 shares of the Prime STIF Portfolio and 1,088,370,094 shares of the Government STIF Portfolio. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2007.

Name and Address                              No. of Shares        % of Class
----------------                              -------------        ----------

Government STIF Portfolio

ABBF U.S. Government Port.
8000 IH 10 W Fl. 4                             54,994,108            5.05%
San Antonio, TX  78230-3802

AB Pooling Portfolio U.S.
Value                                          60,211,804            5.53%
8000 IH 10 W Fl. 4
San Antonio, TX  78230-3802

AB International Value
8000 IH 10 W Fl. 4                            539,798,723           49.60%
San Antonio, TX  78230-3802

AB Growth and Income Fund
8000 IH 10 W Fl. 4                             87,278,735            8.02%
San Antonio, TX  78230-3802


     Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Portfolio but plays no part in deciding the purchase or sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York, 10036 has been appointed as the independent registered public accounting firm for the Fund.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for the Portfolio for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

--------------------------------------------------------------------------------
                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The financial statements of the Fund for the fiscal period ended April 30, 2007 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on July 9, 2007. This report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------
                                   APPENDIX A:
                        COMMERCIAL PAPER AND BOND RATINGS
--------------------------------------------------------------------------------

"Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Commercial paper issuers rated "A" by Standard & Poor's Rating Services ("Standard & Poor's") have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

Commercial paper rated "F1" by Fitch Ratings is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment, with "F1+" denoting an exceptionally strong assurance. "F2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.